Exhibit 10.1

AMENDMENT NO. 4 AND LIMITED WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 4 and LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of June 29, 2018, is by and among GASTAR EXPLORATION INC., a Delaware corporation (the “Borrower”), certain subsidiary guarantors of the Borrower party hereto (the “Guarantors”, and together with the Borrower, the “Credit Parties”), the lenders party hereto (the “Lenders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement (as defined below);

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of March 3, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 20, 2017, that certain Amendment No. 2 to Credit Agreement dated as of August 2, 2017, that certain Amendment No. 3 to Credit Agreement dated as of September 18, 2017, and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as specified below.

WHEREAS, the Borrower has inadvertently failed to comply with Section 5.10 of the Credit Agreement which requires the Borrower to have in place at all times an Acceptable Security Interest securing the Secured Obligations with respect thereto on Mortgaged Properties constituting at least (i) 90% of the PV10 of the Credit Parties’ Proved Reserves attributable to the Oil and Gas Property evaluated in the most recent Reserve Report provided to the Administrative Agent pursuant to Section 5.01(g) of the Credit Agreement (other than any DrillCo Excluded Property and the Proved Reserves attributable thereto) and (ii) 90% of the net acres of Oil and Gas Properties (other than Proved Reserves and any DrillCo Excluded Property) as of the most recently ended fiscal quarter (including the fiscal year end) for which financial statements are available (the “Mortgage Default”).

WHEREAS, the Mortgage Default resulted in inaccuracies in the Borrower’s Reserve Report Certificate delivered in connection with the most recent Reserve Report provided to the Administrative Agent pursuant to Section 5.01(g) of the Credit Agreement (the “Reserve Report Default”).

WHEREAS, the Mortgage Default and the Reserve Report Default resulted in inaccuracies in the Borrower’s certifications of no Default or Event of Default delivered pursuant to Section 5.01(c) of the Credit Agreement in connection with the delivery of the two most recent financial statements pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement (the “Certification Default”).

WHEREAS, during the period following the occurrence of the Mortgage Default, the Reserve Report Default and the Certification Default, the Borrower paid cash dividends on its Series A Preferred Shares and Series B Preferred Shares in the months of April and May of 2018 in breach of Section 6.09(e) of the Credit Agreement (the “Restricted Payment Default”, together with the Mortgage Default, the Reserve Report Default, the Certification Default and any other Default or Event of Default resulting from the failure to comply with Sections 5.02(a) or 9.09(e) of the Credit Agreement in relation to the Reserve Report Default or the Certification Default, collectively the “Existing Defaults”).

WHEREAS, the Borrower has announced, pursuant to a press release issued on June 11, 2018, that it has declared a dividend on its Series A Preferred Shares and Series B Preferred Shares for the month of June 2018 to be payable to shareholders on July 2, 2018 and has elected to suspend the declaration and payment of monthly cash dividends on its outstanding Series A Preferred Shares and Series B Preferred Shares commencing July 2018 in order to maintain liquidity to support its capital investment program.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Limited Waiver to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 5 below, the Lenders waive each of the Existing Defaults and the Administrative Agent acknowledges such waiver. Such waiver is limited to the extent described in this Agreement and shall not be construed to be a consent to or a temporary or permanent waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any other Loan Document. Each of the Lenders and the Administrative Agent reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default under the Credit Agreement or any other Loan Document. The description of the Existing Defaults in this Agreement is based solely upon information furnished to the Administrative Agent and the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default.

3.    Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the parties to this Agreement agree to the following amendments, in each case, effective as of the Effective Date:

(a)    Section 5.01 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (h) and (ii) deleting clause (j) and replacing it with the following:

(j)    from time to time such information or projections with respect to the business or Properties, or the condition or operations, financial or otherwise, of, or compliance with the terms of this Agreement by, the Borrower, the Guarantors and their respective Subsidiaries as the Administrative Agent or the Required Lenders may reasonably request, including, for the avoidance of doubt, any unsuperseded analysis of (i) the Borrower’s and its Subsidiaries’ Proved Reserves and (ii) the valuation of the Oil and Gas Properties, in each case, in the Borrower’s possession or control, such information to be provided in each case, as promptly as practicable, and in any event, within 15 Business Days following each such request; and

(b)    Article V of the Credit Agreement is amended to add new Section 5.20 as follows:

Section 5.20 Negotiations. The Borrower shall, and shall cause its advisors to, negotiate with the Lenders and their advisors in good faith with respect to a repayment or other satisfaction of the Notes under the Convertible Indenture and the Indebtedness of the Borrower and its Subsidiaries under this Agreement.

(c)    Section 6.09 of the Credit Agreement is amended by deleting clause (e) and replacing it with the following:

(e)    cash dividends on its Series A Preferred Shares and Series B Preferred Shares declared for the month of June 2018 payable to shareholders on July 2, 2018 (the “June 2018 Preferred Share Dividend”) provided that at the time of and immediately after giving effect to such distribution, no Default or Event of Default has occurred and is continuing or would result therefrom; and

(d)    Section 6.09 of the Credit Agreement is further amended by adding the following at the end of Section 6.09:

For the avoidance of doubt, the foregoing Section 6.09 notwithstanding, the Borrower shall not make cash dividends or distributions on or with respect to its Capital Stock, including for clarity, the Series A Preferred Shares and the Series B Preferred Shares. Notwithstanding the immediately preceding sentence, the Borrower may make the June 2018 Preferred Share Dividend pursuant to, and subject to the terms of, Section 6.09(e).

(e)    Article VIII of the Credit Agreement is amended by deleting “for a period of 30 days” in clause (e) and replacing it with “for a period of 15 days”.

4.    Representations and Warranties of Credit Parties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders that:

(a)    Each of the representations and warranties made by the Credit Parties in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Effective Date (after giving effect to this Agreement) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date.

(b)    The execution, delivery and performance by the Credit Parties of this Agreement are within the corporate or other applicable organizational power and authority of each Credit Party and have been duly authorized by proper corporate, partnership or limited liability proceedings, and this Agreement constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    Except as expressly described in this Agreement, no Default or Event of Default has occurred and is continuing other than the Existing Defaults.

5.    Conditions Precedent. This Agreement shall become effective on the date not later than five Business Days after the date hereof (such date the, “Effective Date”) on which all of the conditions set forth in this Section 5 shall have been satisfied:

(a)    The Administrative Agent shall have received this Agreement duly executed and delivered by a duly authorized officer or other authorized signatory of each of the Borrower, the Guarantors, the Lenders, and the Administrative Agent;

(b)    The representations and warranties of the Credit Parties contained in Section 4 are true, complete and accurate on and as of the Effective Date;

(c)    The Borrower shall have delivered to the Administrative Agent Mortgages (or supplements or amendments to such Mortgages), in each case in a form acceptable for filing in the appropriate filing office and in a form and substance reasonably satisfactory to the Lenders and the Administrative Agent that, when filed in the appropriate filing office, will create an Acceptable Security Interest with respect thereto on Oil and Gas Properties on not less than each of (i) 97.5% of the PV10 of the Credit Parties’ Proved Reserves attributable to the Oil and Gas Property; and (ii) 97.5% of the net acres of Oil and Gas Properties with no associated Proved Reserves;

(d)    The Borrower shall have paid, or caused to be paid, all of the expenses of the Administrative Agent, the Lenders and each of their respective Affiliates reasonably documented by noon Central Time on June 29, 2018, incurred in connection with the preparation, execution and delivery of this Agreement as and to the extent required under Section 10.03 of the Credit Agreement (including, without limitation the legal fees and disbursements of counsel to the Lenders and of counsel to the Administrative Agent).

6.    Post Effective Date Covenants.

(a)    The Borrower shall deliver to the Lenders on or prior to July 31, 2018, the information such Lenders requested be delivered by such date in a request made to the Borrower by such Lenders on the date hereof. The failure to deliver any such information to the Lenders on or prior to such date shall be an immediate Event of Default under the Credit Agreement.

(b)    In addition to the payments made in accordance with Section 5(d), the Borrower shall pay, or shall cause to be paid, promptly and in any event with three Business Days after receipt of an invoice therefor, all of the expenses reasonably documented after noon Central Time on June 29, 2018, of the Administrative Agent, the Lenders and each of their respective Affiliates reasonably incurred in connection with the preparation, execution and delivery of this this Agreement (including, without limitation the legal fees and disbursements of counsel to the Lenders and of counsel to the Administrative Agent). Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated by this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.    GOVERNING LAW.

(a)    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)    EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING

OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.    Survival. The representations and warranties contained in Section 4 of this Agreement shall survive the execution and delivery of this Agreement and the Effective Date.

12.    Ratification; No Other Agreements; No Other Waiver.

(a)    Except as expressly modified by this Agreement, the Credit Agreement and each other Loan Document are each ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. This Agreement is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Secured Obligations. Other than as otherwise expressly provided in this Agreement, this Agreement shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender or the Administrative Agent, the Collateral Agent or any other Indemnitee under the Credit Agreement or any of the other Loan Documents, nor shall the entering into of this Agreement preclude any such Person from refusing to enter into any further amendments or waivers with respect to the Credit Agreement or any of the other Loan Documents. Other than as to otherwise expressly provided in this Agreement, this Agreement shall not constitute a waiver of compliance with any covenant or other provision in the Credit Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default. Each Credit Party also agrees and acknowledges that no course of dealing or course of conduct is implied, created, or otherwise exists as a result of the waiver provided in Section 2 of this Agreement. The Credit Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Secured Obligations, and confirms and agrees that such liens and security interests hereafter secure all of the Secured Obligations, including, without limitation, all additional Secured Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document.

(b)    This Agreement shall constitute a “Loan Document”, as such term is defined in the Credit Agreement.

(c)    Each Credit Party reaffirms its obligations under each of the Loan Documents, as the same are amended by this Agreement, and agrees and acknowledges that each such document and all of such obligations thereunder, remains in full force and effect after giving effect to this Agreement.

13.    Headings. Section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

14.    Amendments. This Agreement may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 10.02 of the Credit Agreement.

15.    Direction. The Lenders party hereto, which Lenders constitute Majority Lenders, direct the Administrative Agent to execute and deliver this Agreement.

16.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

17.    Release.

(a)    In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Agreement, each Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), forever agrees and covenants not to sue or prosecute against any Releasee (as defined below) and forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Administrative Agent and the Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”). The release set forth in this Section 17(a) includes any and all Claims, including, without limitation, Claims based in whole or in part on facts, whether or not now known: (i) existing on or prior to the date of this Agreement; (ii) as a result of this Agreement or any discussion or action taken or not taken by any Releasee on or before the date hereof; (iii) any discussion conducted in connection with this Agreement; or (iv) any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom on or before the date hereof. In entering into this Agreement, each Credit Party consulted with, and has been represented by, legal counsel. Each Credit Party expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and further agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.

(b)    Each Credit Party agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of each Credit Party or any of its respective Subsidiaries. The indemnification obligations set forth in this Section 17(b) applies to any action or proceeding, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, this Agreement or any other document executed and/or delivered in connection herewith or therewith. Notwithstanding the foregoing, neither the Borrower nor any Guarantor shall have any obligation to indemnify or hold harmless any Releasee with respect to liabilities to the extent they result solely from the fraud or bad faith of that Releasee as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Credit Party agrees to make the maximum contribution to the payment and satisfaction of any Claim that is permissible under applicable law.

(c)    On behalf of itself and its successors, assigns, and other legal representatives, each Credit Party absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Credit Party pursuant to Section 17(a) of this Agreement. If any Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Credit Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(d)    The provisions of this Section 17 shall survive the termination of any Loan Document (including, for avoidance of doubt, this Agreement) and payment in full of the Secured Obligations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

GASTAR EXPLORATION INC., as Borrower

By:	/s/ Michael A. Gerlich
Name:	Michael A. Gerlich
Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

NORTHWEST PROPERTY VENTURES LLC, as Guarantor

By:	/s/ Michael A. Gerlich
Name:	Michael A. Gerlich
Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

[Signature Page to Amendment No. 4 and Limited Waiver to Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Nicole Kroll
Name:	Nicole Kroll
Title:	Banking Officer

[Signature Page to Amendment No. 4 and Limited Waiver to Credit Agreement]

AF V ENERGY I HOLDINGS, L.P., as a Lender

By:	/s/ Nate Walton
Name:	Nate Walton
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 and Limited Waiver to Credit Agreement]